ASHMORE FUNDS

Supplement dated February 28, 2025

to the Ashmore Funds Prospectus and Statement of Additional Information,

each dated February 28, 2025

Disclosure Related to the Ashmore Emerging Markets Equity ex China Fund, Ashmore Emerging Markets Debt Fund and Ashmore Emerging Markets Equity ESG Fund (the “Funds”)

This supplement contains information that amends, modifies or supersedes certain information contained in the Prospectus and Statement of Additional Information of the Funds, each dated February 28, 2025.

Class A Shares and Class C Shares of the Funds are not currently being offered for sale or exchange to any investors.

Investors Should Retain This Supplement for Future Reference